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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    Form 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 of 15(d) of
                      the Securities Exchange Act of 1934


                               October 21, 1996
                     -------------------------------------
                           (Earliest Event Reported)


                             Newnan Holdings, Inc.
                      -----------------------------------
                         (Exact Name of Registrant as
                           Specified in its Charter)



          Georgia                       333-4304                58-2232785
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(State or other jurisdiction     (Commission File No.)        (IRS Employer
     of Incorporation)                                    Identification Number)



                  19 Jefferson Street, Newnan, Georgia 30263
                  ------------------------------------------
                   (Address of principal executive offices)


                              (770) - 253 - 5017
                     -------------------------------------
                        (Registrant's Telephone Number)


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         (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS.

          On October 21, 1996, Newnan Holdings, Inc. ("Company") announced that it had signed a letter of intent to merge with Tara Bankshares Corporation ("Tara"). The proposed acquisition is subject to execution of a definitive agreement and appropriate corporate shareholder and regulatory approvals. The subsidiary of Tara, Tara State Bank, will continue to operate as a separate state-chartered commercial bank.

          Newnan Holdings, Inc. is based in Newnan, Georgia and is the parent company of Newnan Savings Bank, FSB and Citizens Bank & Trust of Fayette County. Newnan Holdings has assets of $260 million and operates offices in Coweta, Fayette, Henry and Troup Counties, Georgia. Tara Bankshares Corporation is based in Riverdale, Georgia, and is the parent company of Tara State Bank which has $60 million in assets and two offices in Clayton County.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits -                                                 Index
                                                                          -----
               99 - Registrant's press release, dated October 21, 1996....Page 4

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                                   SIGNATURE
                                   ---------



          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      NEWNAN HOLDINGS, INC.


Dated:   November 6, 1996             By: /s/ Douglas J. Herth
      ----------------------              --------------------
                                          Douglas J. Hertha
                                          Vice President

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